SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K/A
                             (Amendment No. 1)
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-32143



                         Date of Report: May 27, 2005


                              INSEQ CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


           Nevada                                      33-0895699
      -----------------------------------------------------------------
      (State of other jurisdiction of              (IRS Employer
       incorporation or organization                Identification No.)


   111 Howard Boulevard, Suite 108, Mt. Arlington New Jersey       07856
   -----------------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)


                               (973) 398-8183
             ---------------------------------------------------
             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
---------------

This Amendment is being filed in order to include the requisite financial statements and to report a change in the acquisition price.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 27, 2005, Inseq Corporation (then known as "Incode Technologies Corp.") closed on its acquisition of Warnecke Design Service, Inc., and Warnecke Rentals, L.L.C. Inseq Steel Corporation, a wholly owned subsidiary of Inseq Corporation, acquired 100% of the capital stock and membership units, respectively, of each company in return for $50,000 in cash, and a $350,000 convertible demand note.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

     99.1  Press Release dated May 31, 2005.


Index to Financial Statements:

Warnicke Design Service, Inc.
-----------------------------

Report of Independent Registered Public Accounting Firm........... F-2

Balance Sheets as of December 31, 2004 and 2003................... F-3

Statements of Operations and Accumulated Deficit for the years ended December 31, 2004 and 2003................................. F-4

Statements of Stockholders' Impairment for the years ended
 December 31, 2004 and 2003....................................... F-5

Statements of Cash Flows for the years ended December 31, 2004 and 2003......................................................... F-6

Notes to Financial Statements..................................... F-7 to F-12


Review Report of Independent Registered Public Accounting Firm.... F-13

Balance Sheet as of March 31, 2005................................ F-14

Statement of Operations and Accumulated Deficit for the three months ended March 31, 2005...................................... F-15

Statement of Cash Flows for the three months ended March 31, 2005. F-16

Notes to Financial Statements..................................... F-17 to F-21


Inseq Corporation
-----------------
Unaudited Pro-Forma Condensed Financial Statements................ F-22 to F-25


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INSEQ CORPORATION

                                         By: /S/ James Grainer
                                         -------------------------
                                         JAMES GRAINER
                                         President and Chief Executive Officer
Date:   August 9, 2005

          Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Warnecke Design Service, Inc.

We have audited the accompanying balance sheets of Warnecke Design Service, Inc. as of December 31, 2004, and 2003 and the related statements of operations, stockholders' impairment and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Warnecke Design Service, Inc. as of December 31, 2004, and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in the notes to the financial statements, the Company has sustained substantial losses, and has a working capital deficit of $430,657 as of December 31, 2004. These conditions raise substantial doubt about the Company's ability to continue as a going concern without raising additional debt and or equity financing to fund operations. Management's plans in regard to these matters are described in the notes to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                            /s/ Rosenberg Rich Baker Berman & Company
                            -----------------------------------------
                            Rosenberg Rich Baker Berman & Company
Bridgewater, New Jersey
August 1, 2005

                        WARNECKE DESIGN SERVICES, INC.
                               BALANCE SHEETS
                         DECEMBER 31, 2004 AND 2003


	ASSETS

                                           2004            2003
                                        ----------      ----------
CURRENT ASSETS
 Cash and Cash Equivalents              $  376,222      $   63,459
 Accounts Receivable                       746,896         565,008
 Costs and Estimated Earnings in Excess
  of Billings on Uncompleted Contract       92,096         365,048
 Employee Loans                                  -             200
 Work in Progress Inventory                 81,603          37,720
                                         ---------       ---------
TOTAL CURRENT ASSETS                     1,296,817       1,031,435

NET FIXED ASSETS                           280,018         311,672
                                         ---------       ---------
TOTAL ASSETS                            $1,576,835      $1,343,107
                                         =========       =========

LIABILITIES AND STOCKHOLDERS' IMPAIRMENT

CURRENT LIABILITIES
 Accounts Payable                       $  615,053      $  593,289
 Notes Payable-Current Portion             290,623         184,430
 Unearned Revenue                           20,288           8,713
 Payroll Taxes Payable                      18,685          20,241
 Estimated Losses on Uncompleted
  Contracts                                198,508          47,170
 Billings in Excess of Costs and
  Estimated Earnings on Uncompleted
  Contracts                                584,317          14,707
                                         ---------       ---------
TOTAL CURRENT LIABILITIES                1,727,474         868,550

LONG-TERM LIABILITIES
 Notes Payable, Net of Current Portion     668,467         520,017
 Stockholder Loan                                -          70,000
                                         ---------       ---------
TOTAL LONG-TERM LIABILITIES                668,467         590,017
                                         ---------       ---------
TOTAL LIABILITIES                        2,395,941       1,458,567

STOCKHOLDER'S IMPAIRMENT
 Common Stock, no par value,
  750 shares authorized 50 shares
  issued and outstanding                       500             500
 Additional Paid in Capital                123,050         123,050
 Accumulated Deficit                      (942,656)       (239,010)
                                         ---------       ---------
TOTAL STOCKHOLDER'S IMPAIRMENT            (819,106)       (115,460)
                                         ---------       ---------
TOTAL LIABILITIES AND STOCKHOLDER'S
 IMPAIRMENT                             $1,576,835      $1,343,107
                                         =========       =========


See Accountant's Report and Notes to Financial Statements.
                                                                F-3

                        WARNECKE DESIGN SERVICES, INC.
              STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
               FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                            2004              2003
                                        -----------       -----------
REVENUES                               $  5,047,087      $  2,195,731

COST OF  REVENUES                         5,209,352         2,554,110
                                         ----------        ----------
GROSS MARGIN (LOSS)                        (162,265)         (358,379)

GENERAL AND ADMINISTRATIVE EXPENSES         316,147           342,529
                                         ----------        ----------
LOSS FROM OPERATIONS                       (478,412)         (700,908)

OTHER INCOME (EXPENSE)
 Estimated Losses On Uncompleted
  Contracts                                (151,338)          (47,170)
 Interest Income                                  0               221
 Interest Expense                           (57,716)          (12,739)
 Miscellaneous Income                         3,027             1,680
                                         ----------        ----------
TOTAL OTHER EXPENSE                        (206,027)          (58,008)
                                         ----------        ----------

LOSS BEFORE INCOME TAXES                   (684,439)         (758,916)

INCOME TAX EXPENSE                              755               351
                                         ----------        ----------
NET LOSS                                   (685,194)         (759,267)
                                         ==========        ==========

(ACCUMULATED DEFICIT)
 RETAINED EARNINGS - BEGINNING             (239,010)          520,257

 LESS: STOCKHOLDER DISTRIBUTIONS            (18,452)                -
                                         ----------        ----------
ACCUMULATED DEFICIT - ENDING           $   (942,656)     $   (239,010)
                                         ==========        ==========

See Accountant's Report and Notes to Financial Statements.

                        WARNECKE DESIGN SERVICES, INC.
                    STATEMENT OF STOCKHOLDER'S IMPAIRMENT
                FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                    RETAINED
                                                     ADDITIONAL     EARNINGS
                                    COMMON STOCK      PAID IN     (ACCUMULATED
                                 SHARES     AMOUNT    CAPITAL       DEFICIT)
                                --------   --------  ----------   ------------
Balance as of January 1, 2003       0     $      0  $  123,050    $  520,257

Common Stock Issued                50          500

Stockholder Dividends                                                      0

Net Loss                                                            (759,267)
                                -----      -------   ---------     ---------
Balance December 31, 2003          50          500     123,050      (239,010)
                                -----      -------   ---------     ---------
Stockholder Dividends                                                (18,452)

Net Loss                                                            (685,194)
                                -----      -------   ---------     ---------
Balance December 31, 2004          50     $    500  $  123,050    $ (942,656)
                                =====      =======   =========     =========



See Accountant's Report and Notes to Financial Statements.

                        WARNECKE DESIGN SERVICES, INC.
                           STATEMENTS OF CASH FLOWS
                FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                        2004            2003
                                                    -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                           $ (685,194)     $ (759,267)
 Adjustments to Reconcile Loss to Net Cash
  Provided by Operating Activities:
  Depreciation and Amortization                         66,237          42,713
  Estimated Losses on Uncompleted Contracts            151,338          47,170
 Changes in Operating Assets and Liabilities:
  Increase in Accounts Receivable                     (181,888)       (446,606)
  Decrease in Costs and Estimated Earnings
   in Excess of Billings on Uncompleted Contracts      272,952          35,361
  Decrease (Increase) in Employee Loans                    200            (200)
  Increase in Work in Progress Inventory               (43,883)        (37,720)
  Increase in Accounts Payable                          21,764         386,756
  Increase (Decrease) in Payroll Taxes Payable          (1,556)         18,269
  Increase in Unearned Revenue                          11,575           8,713
  Increase in Billings in Excess of Costs and
   Estimated Earnings on Uncompleted Contracts         569,610          14,707
                                                     ---------       ---------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES       181,155        (690,104)
                                                     ---------       ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of Equipment                                 (34,584)        (22,701)
 Purchase of Leasehold Improvements                          -        (208,632)
                                                     ---------       ---------
NET CASH USED BY INVESTING ACTIVITIES                  (34,584)       (231,333)
                                                     ---------       ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Loan Proceeds-Bank Financing                          870,000         635,140
 Loan Proceeds-Officer                                 (70,000)         70,000
 Principal Payments - Bank and Mortgage
  Vehicle Notes                                       (633,808)        (30,075)
                                                     ---------       ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES              166,192         675,065
                                                     ---------       ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS   312,763        (246,372)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD         63,459         309,831
                                                     ---------       ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD           $  376,222      $   63,459
                                                     =========       =========

See Accountant's Report and Notes to Financial Statements.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies

Operations and Basis of Presentation

Warnecke Design Service, Inc. (the Company) was incorporated on November 2, 2001, under the laws of the State of Ohio. The company designs, builds, and installs manufacturing equipment used in industry. Project sites are located throughout the United States, but are concentrated in the states of Kansas and Ohio.

Revenue Recognition

Fixed Price Contract revenue is recognized on the percentage-of-completion method in the ratio that costs incurred bear to estimated costs at completion. Costs include all direct material and labor costs, and indirect costs, such as supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred. Profits on short term contracts are recorded upon substantial completion of the contract. Other revenue is recorded on the basis of performance of services or shipment of products. Provision for estimated contract losses, if any, is made in the period that such losses are determined. During 2004 and 2003, losses of $151,338 and $47,170 were recognized for estimated contract losses.

The asset "costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts invoiced. The liability "billings in excess of costs and estimated earnings on uncompleted contracts" represents invoices in excess of revenues recognized.

The liability "Deferred Revenue" represents amounts invoiced to customers for deposits and partial payments on orders or projects not complete for delivery. The revenue, along with the project costs, is recognized upon delivery or completion of the project for the customer.

Inventory

The asset "Work in Progress Inventory" represents costs directly attributable to customer orders or projects for which revenue has not yet been earned under the substantial completion or delivery of the order to the customer specifications. The costs are expensed upon delivery or completion of the project to the customer at time of billing.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. No interest is charged on any past due accounts. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management's best estimate of the amount that will not be collected. Management reviews balances that are 90 days from the invoice date and based on assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The allowance for uncollectible accounts is $-0- as of December 31, 2004. The amount of accounts receivable invoices that were written off to bad debt expense was $4,577 and $5,695 for the years ended December 31, 2004 and 2003.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. For financial reporting purposes, the costs of plant and equipment are depreciated over the estimated useful lives of the assets, which range from three to five years, using the straight-line method.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies (Continued)

Asset Impairment

The Company evaluates its long-lived assets for financial impairment, and continues to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". SFAS No. 109 uses the asset and liability method so that deferred taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws and tax rates. Deferred income tax expense or benefit is based on the changes in the financial statement basis versus the tax bases in the Company's assets or liabilities from period to period.

Effective January 1, 2003, the Company has elected, with the consent of its sole stockholder, to be treated as an "S" Corporation and not pay any federal corporate tax on its income but instead to have the stockholder pay taxes on it. Accordingly, no federal income taxes are provided for in the accompanying financial statements.

Effective January 1, 2003, the Company elected, with consent of its sole stockholder, to be treated as an "S" Corporation for State of Ohio corporate taxes. As such, provision for state income tax is computed based on the statutory tax rate for Ohio "S" Corporations.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist of cash and cash equivalents. The Company places its cash and cash equivalents with various high quality financial institutions; these deposits may exceed federally insured limits at various times throughout the year. The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies (Continued)

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet as of December 31, 2004 and 2003 for cash equivalents and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The fair value of notes payable and long-term debt approximates their carrying value as the stated or discounted rates of the debt reflect recent market conditions.

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Cash and Cash Equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Warranty Reserve

The Company warranties its equipment for defects in design, materials, and workmanship generally for a period 12 months from date placed in service. Provision for estimated warranty costs is recorded as incurred and is included in cost of goods sold.

2.  Property, Plant and Equipment

Property, plant and equipment consist of the following at December 31, 2004 and 2003:
                                   2004         2003
                               -----------  -----------
Equipment                       $ 152,262    $ 124,427
Computer Equipment                 28,074       21,325
Leasehold Improvements            208,632      208,632
                                 --------     --------
                                  388,968      354,384
Less accumulated depreciation    (108,950)     (42,713)
                                 --------     --------
                                $ 280,018    $ 311,672
                                 ========     ========

Depreciation expense charged to operations was $66,237 and $42,713 in 2004 and 2003, respectively.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

3.  Costs and Estimated Earnings on Contracts in Progress

Following is a summary of costs, billings, and estimated earnings on contracts in progress as of December 31, 2004, and 2003 accounted for under the percentage of completion method of accounting.

                                   2004         2003
                               -----------  -----------
Cost incurred on contracts in
 progress                       $2,227,965   $  915,911
Estimated earnings (losses)         17,933      (44,799)
                                 ---------    ---------
                                 2,245,898      871,112
Less billings to date           (2,738,119)    (520,771)
                                 ---------    ---------
                                $ (492,221)  $  350,341
                                 =========    =========


The above accounts are shown in the accompanying consolidated balance sheets under these captions at December 31, 2004, and 2003.

                                   2004         2003
                               -----------  -----------
Costs and estimated earnings
 in excess of billings On
 uncompleted contracts          $   92,096   $  365,048
Billings in excess of costs
 and estimated earnings On
 uncompleted contracts            (584,317)     (14,707)
                                 ---------    ---------
                                $ (492,221)  $  350,341
                                 =========    =========

4.  Note Payable and Long-Term Debt

In January 2004, the Company entered into a credit agreement with Fort Jennings State Bank. The Company borrowed $750,000. Under the terms of the agreement, the Company pays monthly interest at the bank's prime lending rate. The loan also calls for annual principal payments of $150,000 beginning in January 2005. The loan is secured by all the assets of the company. The loan is also secured by real property owned separately by the Company's 100% shareholder. The shareholder also personally guarantees repayment of the loan.

The Company also has two outstanding term loans with maturities ranging from 5 to 7 years. Interest rates are 3.5% and 5.22%. At December 31, 2004, the outstanding balances on these term loans were $93,154.

On December 29, 2004, the Company borrowed $120,000 from Fort Jennings State Bank under a 60 day term. Principal and interest at 6% is due in full on February 27, 2005. The rate is secured by real estate owned by Warnecke Realty, LLC and a personal guarantee of the Company's 100% shareholder.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

4.  Note Payable and Long-Term Debt (Continued)

Following are maturities of long-term debt for each of the years subsequent to year ending December 31, 2004:

          2005    $  290,623
          2006       180,330
          2007       180,698
          2008       157,439
          2009       150,000
                   ---------
          Total   $  959,090
                   =========

5.  Related Party Debt

Shareholder loan consists of advances received from the Company's 100% shareholder in 2003. During 2004, $70,000 owed the officer was repaid without interest.

6.  Lease Commitments

The Company leases its office and production facility in Ohio from a company owned by its principal shareholder. The Company pays $4,500 per month rent under a month to month lease.

Beginning in 2004, the Company also leased additional space from a prime customer on a month to month basis. Rent expense paid to this customer was $4,500 for the year ended December 31, 2004.

7.  Economic Dependency

During the year ended December 31, 2004, the Company earned revenues of $3,745,525, which arose from contracts with one customer. At December 31, 2004, these contracts are expected to generate additional revenue of $1,950,000 upon completion.

8.  New Accounting Pronouncements

In January 2003, the FASB issued Interpretation No. 46 ("FIN 46"), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires certain variable interest entities to be considered by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. The adoption of FIN 46 did not have a significant impact on the Company's results of operations or financial position.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

9.  Going Concern

The Company has sustained operating losses for the past two years mainly due from its fixed price contracts which resulted in major cost overruns. The losses for both years total $1,443,355 of which one job was approximately $525,000. As discussed, in Subsequent Event Note 9, the Company was acquired by Incode Technologies in May 2005. Warnecke believes the additional working capital and management will improve the company's ability to better estimate and mange its fixed price contracts.

10.  Subsequent Event

In May 2005, 100% of the outstanding shares of the Company were acquired by Incode Technologies Corporation, a publicly held Company. Incode also acquired 100% of the membership units of Warnecke Realty, LLC, the Company's landlord that is owned 100% by our sole stockholder. The total price of the transaction was $400,000.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder,
Warnecke Design Service, Inc


We have reviewed the accompanying balance sheet of Warnecke Design Service, Inc. as of March 31, 2005 and the related statement of operations and cash flows for the three months then ended. These financial statements are the responsibility of the Company's management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with U. S. generally accepted accounting principles.


                                /s/ Rosenberg Rich Baker Berman & Company
                                -----------------------------------------
                                Rosenberg Rich Baker Berman & Company
Bridgewater, New Jersey
August 8, 2005

                        WARNECKE DESIGN SERVICES, INC.
                                BALANCE SHEET
                                MARCH 31, 2005



           ASSETS

 CURRENT ASSETS
  Cash and Cash Equivalents                       $    106,195
  Accounts Receivable                                  831,168
  Prepaid Expense                                       17,500
  Costs and Estimated Earnings in Excess
   of Billings on Uncompleted Contracts                 52,743
  Work in Progress Inventory                            52,798
                                                    ----------
 TOTAL CURRENT ASSETS                                1,060,404

 NET FIXED ASSETS                                      263,710
                                                    ----------
 TOTAL ASSETS                                     $  1,324,114
                                                    ==========

           LIABILITIES AND STOCKHOLDERS' IMPAIRMENT

 CURRENT LIABILITIES
  Accounts Payable                                $    777,229
  Notes Payable-Current Portion                        304,580
  Unearned Revenue                                      48,485
  Payroll Taxes Payable                                 21,143
  Accrued Expenses                                       8,774
  Estimated Losses on Uncompleted Contracts             81,349
  Billings in Excess of Costs and
   Estimated Earnings on Uncompleted Contracts         217,614
                                                    ----------
 TOTAL CURRENT LIABILITIES                           1,459,174

 LONG-TERM LIABILITIES
  Notes Payable, Net of Current Portion                496,671
  Stockholder Loan                                           0
                                                    ----------
 TOTAL LONG-TERM LIABILITIES                           496,671
                                                    ----------
 TOTAL LIABILITIES                                   1,955,845

 STOCKHOLDER'S IMPAIRMENT
  Common Stock, no par value,
   750 shares authorized 50 shares
   issued and outstanding                                  500
  Additional Paid in Capital                           123,050
  Accumulated Deficit                                 (755,281)
                                                    ----------
 TOTAL STOCKHOLDER'S IMPAIRMENT                       (631,731)
                                                    ----------
 TOTAL LIABILITIES AND STOCKHOLDER'S IMPAIRMENT   $  1,324,114
                                                    ==========



See Accountant's Report and Notes to Financial Statements.
                                                                F-14

                        WARNECKE DESIGN SERVICES, INC.
               STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                  FOR THE THREE MONTHS ENDED MARCH 31 2005


REVENUES                                                $  1,558,003

COST OF  REVENUES                                          1,284,534
                                                          ----------
GROSS MARGIN (LOSS)                                          273,469

GENERAL AND ADMINISTRATIVE EXPENSES                           76,698
                                                          ----------
LOSS FROM OPERATIONS                                         196,771

OTHER INCOME (EXPENSE)
 Interest Expense                                             (9,643)
 Miscellaneous Income                                          1,000
                                                          ----------
TOTAL OTHER EXPENSE                                           (8,643)
                                                          ----------

LOSS BEFORE INCOME TAXES                                     188,128

INCOME TAX EXPENSE                                                 0
                                                          ----------
NET INCOME                                                   188,128
                                                          ==========


(ACCUMULATED DEFICIT) RETAINED EARNINGS - BEGINNING         (942,656)

LESS: STOCKHOLDER DISTRIBUTIONS                                 (753)
                                                          ----------
ACCUMULATED DEFICIT - ENDING                            $   (755,281)
                                                          ==========


See Accountant's Report and Notes to Financial Statements.

                         WARNECKE DESIGN SERVICES, INC.
                            STATEMENT OF CASH FLOWS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                 $  188,128
 Adjustments to Reconcile Loss to Net Cash
  Provided by Operating Activities:
  Depreciation and Amortization                                 17,403
  Estimated Losses on Uncompleted Contracts                   (117,159)
 Changes in Operating Assets and Liabilities:
  Increase in Accounts Receivable                              (84,272)
  Decrease in Costs and Estimated Earnings
   in Excess of Billings on Uncompleted Contracts               39,353
  Increase in Prepaid Expenses                                 (17,500)
  Decrease in Work in Progress Inventory                        28,805
  Increase in Accounts Payable and Accrued Expenses            170,948
  Increase in Payroll Taxes Payable                              2,458
  Increase in Unearned Revenue                                  28,197
  Decrease in Billings in Excess of Costs and
   Estimated Earnings on Uncompleted Contracts                (366,703)
                                                             ---------
NET CASH USED BY OPERATING ACTIVITIES                         (110,342)
                                                             ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of Equipment                                          (1,095)
                                                             ---------
NET CASH USED BY INVESTING ACTIVITIES                           (1,095)
                                                             ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Stockholder distribution                                         (753)
 Principal Payments - Bank and Mortgage Vehicle Notes         (157,837)
                                                             ---------
NET CASH USED  BY FINANCING ACTIVITIES                        (158,590)
                                                             ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          (270,027)

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                376,222
                                                             ---------
CASH AND CASH EQUIVALENTS - END OF PERIOD                  $   106,195
                                                             =========



See Accountant's Report and Notes to the Financial Statements.

                         WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies

Operations and Basis of Presentation

Warnecke Design Service, Inc. (the Company) was incorporated on November 2, 2001, under the laws of the State of Ohio. The company designs, builds, and installs manufacturing equipment used in industry. Project sites are located throughout the United States, but are concentrated in the states of Kansas and Ohio.

Revenue Recognition

Fixed Price Contract revenue is recognized on the percentage-of-completion method in the ratio that costs incurred bear to estimated costs of completion. Costs include all direct material and labor costs, and indirect costs, such as supplies, tools, repairs and depreciation. Selling, general and administrative costs are charged to expense as incurred. Profits on short term contracts are recorded upon substantial completion of the contract. Other revenue is recorded on the basis of performance of services or shipment of products. Provision for estimated contract losses, if any, is made in the period that such losses are determined.

The asset "costs and estimated earnings in excess of billings on uncompleted contracts" represents revenues recognized in excess of amounts invoiced. The liability "billings in excess of costs and estimated earnings on uncompleted contracts" represents invoices in excess of revenues recognized.

The liability "Deferred Revenue" represents amounts invoiced to customers for deposits and partial payments on orders or projects not complete for delivery. The revenue, along with the project costs, is recognized upon delivery or completion of the project to the customer.

Inventory

The asset "Work in Progress Inventory" represents costs directly attributable to customer orders or projects for which revenue has not yet been earned under the substantial completion or delivery of the order to the customer specifications. The costs are expensed upon delivery or completion of the project to the customer at time of billing.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms requiring payment within 30 days from the invoice date. No interest is charged on any past due accounts. The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management's best estimate of the amount that will not be collected. Management reviews balances that are 90 days from the invoice date and based on assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. The allowance for uncollectible accounts is $-0- as of March 31, 2005.

Property, Plant and Equipment

Property, plant and equipment are stated at cost, less accumulated depreciation. For financial reporting purposes, the costs of plant and equipment are depreciated over the estimated useful lives of the assets, which range from three to five years, using the straight-line method.

                        WARNECKE DESIGN SERVICE, INC.
                     NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies (Continued)

Asset Impairment

The Company evaluates its long-lived assets for financial impairment, and continues to evaluate them as events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable. The Company evaluates the recoverability of long-lived assets by measuring the carrying amount of the assets against the estimated undiscounted future cash flows associated with them. At the time such evaluations indicate that the future undiscounted cash flows of certain long-lived assets are not sufficient to recover the carrying value of such assets, the assets are adjusted to their fair values.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". SFAS No. 109 uses the asset and liability method so that deferred taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws and tax rates. Deferred income tax expense or benefit is based on the changes in the financial statement basis versus the tax basis in the Company's assets and liabilities from period to period.

Effective January 1, 2003, the Company has elected, with the consent of its sole stockholder, to be treated as an "S" Corporation and not pay any federal corporate tax on its income but instead to have the stockholder pay taxes on it. Accordingly, no federal income taxes are provided for in the accompanying financial statements.

Effective January 1, 2003, the Company elected, with consent of its sole stockholder, to be treated as an "S" Corporation for State of Ohio corporate taxes. As such, provision for state income tax is computed based on the statutory tax rate for Ohio "S" Corporations.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Those estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist of cash and cash equivalents. The Company places its cash and cash equivalents with various high quality financial institutions; these deposits may exceed federally insured limits at various times throughout the year. The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information.

                        WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

1.  Summary of Accounting Policies (Continued)

Fair Value of Financial Instruments

The carrying amounts reported in the balance sheet for cash equivalents and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. The fair value of notes payable and long-term debt approximates their carrying value as the stated or discounted rates of the debt reflect recent market conditions.

Limitations

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Cash and Cash Equivalents

For purposes of balance sheet classification and the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Warranty Reserve

The Company warranties its equipment for defects in design, materials, and workmanship generally for a period 12 months from date placed in service. Provision for estimated warranty costs is recorded as incurred and is included in cost of goods sold.

2.  Property, Plant and Equipment

Property, plant and equipment consist of the following at March 31, 2005:

     Equipment                       $  152,262
     Computer Equipment                  29,170
     Leasehold Improvements             208,632
                                       --------
                                        390,064
     Less accumulated depreciation     (126,354)
                                       --------
                                     $  263,710
                                       ========

Depreciation expense charged to operations was $17,404.

                         WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

3.  Costs and Estimated Earnings on Contracts in Progress

Following is a summary of costs, billings, and estimated earnings on contracts in progress as of March 31, 2005.

   Cost incurred on contracts in progress      $  3,118,058
   Estimated earnings (losses)                      (81,275)
                                                  ---------
                                                  3,036,783
   Less billings to date                         (3,201,654)
                                                  ---------
                                               $   (164,871)
                                                  =========

The above amounts are shown in the accompanying balance sheet under these captions at March 31, 2005.

   Costs and estimated earnings in excess
    of billings on uncompleted contracts       $     52,743
   Billings in excess of costs and estimated
    earnings on uncompleted contracts              (217,614)
                                                  ---------
                                               $   (164,871)
                                                  =========

4.  Note Payable and Long-Term Debt

In January 2004, the Company entered into a credit agreement with Fort Jennings State Bank. The Company borrowed $750,000. Under the terms of the agreement, the Company pays monthly interest at the bank's prime lending rate. The loan also calls for annual principal payments of $150,000 beginning in January 2005. The loan is secured by all the assets of the company. The loan is also secured by real property owned separately by the Company's 100% shareholder. The shareholder also personally guarantees repayment of the loan.

The Company also has two outstanding term loans with maturities ranging from 5 to 7 years. Interest rates are 3.5% and 5.22%. At March 31, 2005, the outstanding balances on these term loans were $87,167.

On December 29, 2004, the Company borrowed $120,000 from Fort Jennings State Bank under a 60 day term. Principal and interest at 6% is due in full on February 27, 2005. The note was extended to July 29, 2005. The rate is secured by real estate owned by Warnecke Realty, LLC and a personal guarantee of the Company's 100% shareholder.

                         WARNECKE DESIGN SERVICE, INC.
                      NOTES TO THE FINANCIAL STATEMENTS

4.  Note Payable and Long-Term Debt (Continued)

Following are maturities of long-term debt for each of the years subsequent to year ending December 31, 2004:

                       2006    304,580
                       2007    184,948
                       2008    161,723
                       2009    150,000
                              --------
                      Total  $ 801,251
                              ========

5.  Lease Commitments

The Company leases its office and production facility in Ohio from a company owned by its principal stockholder. The Company pays $5,000 per month rent under a month to month lease. The $5,000 rate was effective January 1, 2005.

Beginning in 2004, the Company also leased additional space from a prime customer on a month to month basis. Rent expense paid to this customer was $1,500 for the three months ended March 31, 2005.

6.  Economic Dependency

During the three months ended March 31, 2005, the Company earned revenues of $550,000, which arose from contracts with one customer. At March 31, 2005, these contracts are expected to generate additional revenue of $1,133,200 upon completion.

7.  Subsequent Event

In May 2005, 100% of the outstanding shares of the Company were acquired by Incode Technologies Corporation, a publicly held Company. Incode also acquired 100% of the membership units of Warnecke Realty, LLC, the Company's landlord that is owned 100% by our sole stockholder. The total price of the transaction was $400,000.
                                                                F-21
                     INSEQ Corporation and Subsidiaries
             Unaudited Pro-Forma Condensed Financial Statements


The following unaudited pro-forma condensed financial statements of INSEQ Corporation (the "Company") have been prepared to indicate how the consolidated financial statements of the Company might have looked if the acquisition of Warnecke Design Service Inc. and Warnecke Realty, LLC, and all transactions related to that acquisition had occurred as of the beginning of the period presented.

The unaudited pro-forma condensed balance sheet gives effect to the transaction as if it had occurred on March 31, 2005. The unaudited pro-forma condensed statement of operations for three months ended March 31, 2005 and year ended December 31, 2004 gives effect as if the transaction occurred on January 1, 2004.

The pro-forma condensed financial statements should be read in conjunction with a reading of the historical financial statements of the Company and Warnecke Design Service, Inc. The pro-forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual financial condition or results of operations had the acquisition been in effect during the periods presented, or of financial condition or results of operations that may be reported in the future.

                               INSEQ Corporation
                   Unaudited Pro-Forma Condensed Balance Sheet
                              as of March 31, 2005

                                       Historical
                               ---------------------------
                                               Warnecke                 Pro-Forma
                                   INSEQ    Design Service   --------------------------------
                                Corporation      Inc.        Adjustments  Notes      Combined
                               ---------------------------   --------------------------------
ASSETS
Current Assets:
 Cash and cash equivalents    $    1,074    $   84,939       $        -           $    86,013
 Accounts receivable, net              -       831,168                -               831,168
 Work in Progress Inventory            -        52,798                -                52,798
 Prepaid expenses                      -        17,500                -                17,500
 Costs and estimated earnings
  in excess of billings                -        52,743                -                52,743
                                --------     ---------        ---------            ----------
 Total Current Assets              1,074     1,039,148                -             1,040,222

Property and equipment, net            -       263,710          540,000  (a)          803,710
Deferred Financing Costs          99,667             -                -                99,667
Goodwill and Other Intangibles         -             -          918,187  (a)          918,187
Website Costs, Net               280,152             -                -               280,152
                                --------     ---------        ---------             ---------
 Total Assets                    380,893     1,302,858        1,458,187             3,141,938
                                ========     =========        =========             =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
 Accounts payable                      -       777,229                -               777,229
 Accrued expenses                 63,513         8,774                -                72,287
 Payroll taxes payable            21,143             -                -                21,143
 Billings in excess of costs
  and estimated earnings               -       217,614                -               217,614
 Line of credit                        -       120,000                -               120,000
 Notes payable-Current Portion         -       184,580           50,000  (a)          234,580
 Mortgages Payable-Current
  Portion                              -             -           15,700  (a)           15,700
 Deferred revenue                  1,328        48,485                -                49,813
 Estimated Losses On
 Uncompleted Contracts                 -        81,349                -                81,349
 Notes payable - officers         14,585             -                -                14,585
                               ---------     ---------        ---------             ---------
 Total Current Liabilities        79,426     1,459,174           65,700             1,604,300

Notes Payable, Net of Current          -       496,671          350,000  (a)          846,671
Mortgages Payable, Net of
 Current                               -             -          389,500               389,500
Convertible debentures         1,196,596             -                -             1,196,956
                               ---------     ---------        ---------             ---------
 Total Liabilities             1,276,382     1,955,845          805,200             4,037,427

Stockholders Equity (Deficit):
 Preferred Stock, Series A         1,000             -                -                 1,000
 Preferred Stock, Series B           252             -                -                   252
 Common Stock                    565,195           500             (500) (a)          565,195
 Additional paid-in capital    2,902,308       123,050         (123,050) (a)        2,902,308
 Retained deficit             (4,364,244)     (776,537)         776,537  (a)       (4,364,244)
                               ---------     ---------        ---------             ---------
 Total stockholders' equity
  (deficit)                     (895,489)     (652,987)         652,987              (895,489)
                               ---------     ---------        ---------             ---------
 Total Liabilities and
  Stockholders' Equity        $  380,893    $1,302,858      $ 1,458,187           $ 3,141,938
                               =========     =========        =========             =========


                               INSEQ Corporation
             Unaudited Pro-Forma Condensed Statement of Operations
                   For the Three Months Ended March 31, 2005

                                       Historical
                               ---------------------------
                                               Warnecke                 Pro-Forma
                                   INSEQ    Design Service   --------------------------------
                                Corporation      Inc.        Adjustments  Notes      Combined
                               ---------------------------   --------------------------------

Revenues                       $    1,330     $ 1,558,003     $       -           $ 1,559,333

Cost of Sales                         230       1,284,534             -             1,284,764
                                 --------      ----------      --------            ----------
Gross Profit                        1,100         273,469             -               274,569

Operating Expenses
 Selling, general and
  administrative                  399,820          76,698             -               476,518
   Amortization
 Expense, Intangibles              15,008               -             -                15,008
                                 --------      ----------      --------            ----------
 Total Operating Expenses         414,828          76,698             -               491,526
                                 --------      ----------      --------            ----------

Income (Loss) from operations    (413,728)        196,771             -              (216,957)

Other income (expense):
 Miscellaneous Income                   -           1,000             -                 1,000
 Interest expense                (165,175)         (9,643)            -              (174,818)
                                 --------      ----------      --------            ----------
 Total other income (expense)    (165,175)         (8,643)            -              (173,818)
                                 --------      ----------      --------            ----------
Income (Loss) from continuing
 operations                    $ (578,903)    $   188,128     $       -           $  (390,775)
                                 ========      ==========      ========            ==========
Loss Per Common Share
 Basic and diluted             $    (0.00)    $  3,762.56                         $     (0.00)
                                 ========      ==========                          ==========
Weighted Average Common
 Shares Outstanding,
 basic and diluted            260,540,303              50           (50)          260,540,303
                              ===========      ==========                         ===========


                               INSEQ Corporation
             Unaudited Pro-Forma Condensed Statement of Operations
                      From Inception, August 23, 2004 and
                      For the Year Ended December 31, 2004

                                       Historical
                               ---------------------------
                                               Warnecke                  Pro-Forma
                                   INSEQ    Design Service    --------------------------------
                                Corporation      Inc.         Adjustments  Notes    Combined
                                             Year Ended
                                          December 31, 2004
                               ---------------------------    --------------------------------

Revenues                       $      585   $  5,047,087     $        -            $ 5,047,672

Cost of Sales                         325      5,209,352              -              5,209,677
                                ---------     ----------       --------             ----------
Gross Profit (Loss)                   260       (162,265)             -               (162,005)

Selling, general and
 administrative                    50,260        316,147              -                366,407
Amortization Expense
 Intangible Assets                  5,003              -              -                  5,003
                                ---------     ----------       --------             ----------
 Total Operating Expenses          55,263        316,403              -                371,410
                                ---------     ----------       --------             ----------
Loss from operations              (55,003)      (478,412)             -               (533,415)

Other income (expense):
 Estimated Losses on
  Uncompleted Contracts                 -       (151,338)             -               (151,338)
 Miscellaneous Income                   -          3,027              -                  3,027
 Corporation taxes                      -           (755)             -                   (755)
 Interest expense                (222,327)       (57,716)             -               (280,043)
                                ---------     ----------       --------             ----------
 Total other income (expense)    (222,327)      (206,782)             -               (429,109)
                                ---------     ----------       --------             ----------
Loss from continuing
 operations                    $ (277,330)  $   (685,194)    $        -             $ (962,524)
                                =========     ==========       ========             ==========
Loss Per Common Share
 basic and diluted             $    (0.00)  $ (13,703.88)                           $    (0.01)
                                =========     ==========                            ==========
Weighted Average Common
 Shares Outstanding,
 basic and diluted            106,815,728             50            (50)           106,815,728
                              ===========     ==========                           ===========


   (a) These adjustments reflect the acquisition by INSEQ Corporation of 100% of the outstanding shares of Warnecke Design Service, Inc, and 100% of the outstanding units of Warnecke Rentals, LLC. The companies were purchased at a price of $400,000. The Real estate was valued at fair market value of $540,000, less assumed mortgage debt of $405,200. Goodwill and intangibles were Valued at $918,187.